EXHIBIT 10.36 EMPLOYMENT AGREEMENT WITH CARMEN PICCOLO

Employment Agreement

         This Employment Agreement (the "Agreement") is entered into by and among Carmen Piccolo, an individual residing in the State of Florida (the "Corporate Information Spokesperson"); Equity Growth Systems, inc., a Delaware publicly held corporation with a class of securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended ("Equity Growth" and the "Exchange Act," respectively); and, American Internet Technical Center, Inc., a Florida corporation ("American Internet"), Equity Growth, American Internet and all other subsidiaries of Equity Growth, whether current or subsequently formed or acquired, being collectively hereinafter referred to as the "Consolidated Corporation," and the Consolidated Corporation and the Corporate Information Spokesperson being sometimes hereinafter collectively to as the "Parties" or generically as a "Party".

                                    Preamble:

         WHEREAS, The Consolidated Corporation, and the Consolidated Corporation's boards of directors are of the opinion that in light of their public status and the importance of dissemination of accurate and complete information concerning their business affairs, it is critical to appoint one person with responsibility for gathering, verifying, securing required approvals and then disseminating information in full compliance with all applicable laws; and

         WHEREAS, the Corporate Information Spokesperson is experienced and well known in the financial community and is thoroughly knowledgeable with the communications related obligations and restriction imposed on public companies by the Exchange Act, as well as by the Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, the Corporate Information Spokesperson is agreeable to serving as the Consolidated Corporation's corporate information spokesperson on the terms and conditions hereinafter set forth:

         NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereby exchanged, as well as of the sum of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                   Article One
                       Term, Renewals, Earlier Termination

1.1      Term.

         Subject to the provisions set forth herein, the term of the Corporate Information Spokesperson's employment hereunder shall be deemed to commence on first business day of the first week following the


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last date  appearing on the signature  page of this Agreement and continue until
June 30, 2000, unless extended or earlier terminated by Equity Growth as hereinafter set forth.


1.2      Renewals.

         This Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

1.3      Earlier Termination.

         Equity Growth and American Internet shall each have the right to terminate this Agreement prior to the expiration of its Term, as it applies to them (without affecting the Agreement as it applies to the other, except in conjunction with the compensation aspects thereof), or of any renewals thereof, subject to the provisions of Section 1.4, for the following reasons:

(a)      For Cause:

         (1) Equity Growth and American Internet may each terminate the Corporate Information Spokesperson's employment under this Agreement at any time for cause.

         (2) Such termination shall be evidenced by written notice thereof to the Corporate Information Spokesperson, which notice shall specify the cause for termination.

         (3)      For purposes hereof, the term "cause" shall mean:

                  (a) The inability of the Corporate Information Spokesperson, through sickness or other incapacity, to discharge her duties under this Agreement for 15 or more consecutive days or for a total of 30 or more days in a period of twelve consecutive months;

                  (b) The refusal of the Corporate Information Spokesperson to follow the directions of the Consolidated Corporation's boards of directors, or their presidents or other superior officers;

                  (c) Dishonesty; theft; or conviction of a crime involving moral turpitude;

                  (d) Material default in the performance by the Corporate Information Spokesperson of her obligations, services or duties required under this Agreement (other than for illness or incapacity) or materially breach of any provision of this Agreement, which default or breach has continued for five days after written notice of such default or breach.



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(b)      Discontinuance of Business:

         In the event that Equity Growth or American Internet discontinues operating its business, this Agreement shall terminate as to that entity as of the last day of the month on which it ceases operation with the same force and effect as if such last day of the month were originally set as the termination date hereof; provided, however, that a reorganization of Equity Growth, American Internet or the Consolidated Corporation shall not be deemed a termination of their respective business.

(c)      Death:

         This Agreement shall terminate immediately on the death of the Corporate Information Spokesperson; however, all accrued compensation at such time shall be promptly paid to the Corporate Information Spokesperson's estate.

1.4      Final Settlement.

         Upon  termination  of  this  Agreement  and  payment  to the  Corporate
Information Spokesperson of all amounts due her hereunder, the Corporate Information Spokesperson or her representative shall execute and deliver to the terminating entity on a form prepared by the terminating entity, a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the terminating entity all records, manuals and written procedures, as may be desired by it for the continued conduct of its business.


                                   Article Two
                               Scope of Employment

2.1      Retention.

         Equity Growth hereby hires the Corporate Information Spokesperson and the Corporate Information Spokesperson hereby accepts such employment, in accordance with the terms, provisions and conditions of this Agreement.

2.2      General Description of Duties.

(a)      The  Corporate  Information  Spokesperson  shall  be  employed  as  the
         corporate   information   spokesperson   for  Equity   Growth  and  its
         subsidiaries, including American Internet, and shall



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         perform the duties generally  associated with the position of corporate information spokesperson thereof.

(b) Without limiting the generality of the foregoing, the Corporate Information Spokesperson shall:

         (1) Serve as the principal point of contact between the Consolidated Corporation and:

                  (a)      The media (print, electronic, voice and picture);

                  (b)      The investment community;

                  (c)      Their security holders;

         (2) Be responsible for the collection and maintenance of all information concerning the Consolidated Corporation and for verification of the accuracy and completeness thereof;

         (3) Assist in the prepare and distribution of regular reports of the activities of the Consolidated Corporation to the investment community, the press, their securities holders and the general public;

         (4) Assist in development and implement all public relations programs required by the Consolidated Corporation;

         (5) Be responsible for securing prior written approval for the release of any information concerning the Consolidated Corporation from any regulatory authorities (e.g., the Securities and Exchange Commission [the "Commission") or self regulatory organizations (e.g., the National Association of Securities Dealers, Inc. [the "NASD"]) having jurisdiction over dissemination of such information; the boards of directors and chief executive officers of the Consolidated Corporation, and from Equity Growth's General Counsel;

         (6) Maintain orderly and easy to find records of all corporate information released by her.

         (7) Perform such other duties as are assigned to her by the Consolidated Corporation's president and boards of directors, subject to compliance with all applicable laws and fiduciary obligations.

(c) The Corporate Information Spokesperson covenants to perform in good faith her employment duties, devoting substantially all of her business time, energies and abilities to the proper and efficient management and execution thereof and for its benefit.



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2.3      Status.

(1) The Corporate Information Spokesperson shall serve as an employee of Equity Growth but shall have no authority to act as an agent thereof, or to bind Equity Growth or its subsidiaries as a principal or agent thereof, all such functions being reserved to their officers as specified by their boards of directors and in compliance with the requirements of their constituent documents.

(2) The Corporate Information Spokesperson hereby covenants and agrees that she shall not hold herself out as an authorized agent of the Consolidated Corporation unless such authority is specifically assigned to her, on a case by case basis, by the boards of directors of the Constituent Corporation, pursuant to a duly adopted resolution which remains in effect.

(3) The Corporate Information Spokesperson hereby represents and warrants to Equity Growth and American Internet that she is subject to no legal, self regulatory organization (e.g., National Association of Securities Dealers, Inc.'s bylaws) or regulatory impediments to the provision of the services called for by this Agreement, or to receipt of the compensation called for under this Agreement or any supplements thereto; and, the Corporate Information Spokesperson hereby irrevocably covenants and agrees to immediately bring to the attention of Equity Growth any facts required to make the foregoing representation and warranty continuingly accurate throughout the term of this Agreement, or any supplements or extensions thereof.

2.4      Exclusivity.

         The Corporate Information Spokesperson shall, unless specifically otherwise authorized by Consolidated Corporation's board of directors, on a case by case basis, devote her business time ex clusively to the affairs of the Consolidated Corporation.

2.5      Limitations on Services

(a) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc., in-house "due diligence" or "compliance" departments of Licensed Securities Firms, etc.; accordingly, the Corporate Information Spokesperson agrees that she will not:

         (1) Release any financial or other material information or data about the Consolidated Corporation without the prior written consent and approval of Equity Growth's General Counsel;



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         (2)      Conduct any meetings with financial analysts without informing
                  Equity Growth's General Counsel and board of directors in advance of the proposed meeting and the format or agenda of such meeting;


         (3) Release any information or data about the Consolidated Corporation to any selected or limited person(s), entity, or group if the Corporate Information Spokesperson is aware that such information or data has not been generally released or promulgated.

(b) In any circumstances where the Corporate Information Spokesperson is describing the securities of Equity Growth to a third party, the Corporate Information Spokesperson shall disclose to such person any compensation received from Equity Growth to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended.

(c) In rendering her services, the Corporate Information Spokesperson shall not disclose to any third party any confidential non-public information furnished by Equity Growth or American Internet or otherwise obtained by it with respect to the Consolidated Corporation.

(d) The Corporate Information Spokesperson shall restrict or cease, as directed by Equity Growth, all efforts on behalf of the Consolidated Corporation, including all dissemination of information regarding the Consolidated Corporation, immediately upon receipt of instructions (in writing by fax or letter) to that effect from Equity Growth.

(e) If the Corporate Information Spokesperson learns of any pending public securities offering to be made or expected to be by made the Consolidated Corporation, the Corporate Information Spokesperson shall immediately cease any public relations activities on behalf of the Consolidated Corporation until receipt of written instructions from Equity Growth's General Counsel as to how to proceed, and thereafter shall proceed only in accordance with such written instructions.

(f) The Corporate Information Spokesperson shall not take any action which would in any way adversely affect the reputation, standing or prospects of Equity Growth or the Consolidated Corporation or which would cause Equity Growth or the Consolidated Corporation to be in violation of applicable laws.





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                                 Article Three
                                  Compensation

3.1      Compensation.

1. As consideration for the Corporate Information Spokesperson's services to the Consolidated Corporation the Corporate Information Spokesperson shall be entitled to a gross monthly salary of $2,000 payable in bi-monthly installments of $1,000 less related taxes and withholding obligations imposed under federal, state or local laws (the "Base Salary").

2. (1) In addition to the Base Salary, the Corporate Information Spokesperson shall be entitled to an option to purchase up to 48,000 shares of Equity Growth's common stock at an exercise price of $_.00 per share, vesting at the rate of 4,000 shares per month, provided that she remains in the employ of the Consolidated Corporation at the time of exercise (the "Options").

         2. The Options shall be exercisable for a period of 12 months from their date of vesting and will be issued in reliance on the exemption from registration under Section 5 of the Securities Act and the Florida securities and Investor Protection Act (the "Florida Act"), pursuant to Section 4(2) of the Securities Act and Section 517.061(11) of the Florida Act.

         3. The Corporate Information Spokesperson hereby represents, warrants, covenants and acknowledges that:

                  (A)      The  securities  being issued as  compensation  under
                           Section 3.1(b) of this Agreement (the "Securities") will be issued without registration under the provisions of Section 5 of the Securities Act or the securities regulatory laws and regulations of the State of Florida (the "Florida Act") pursuant to exemptions provided pursuant to Section 4(2) of the Act and comparable provisions of the Florida Act;

                  2. The Corporate Information Spokesperson shall be responsible for preparing and filing any reports concerning this transaction with the Florida Division of Securities (none being expected), and payment of any required filing fee (none being expected);

                  3. All of the Securities will bear legends restricting their transfer, sale, conveyance or hypothecation unless such Securities are either registered under the provisions of Section 5 of the Act and under the Florida Act, or an opinion of legal counsel, in form and substance satisfactory to legal counsel to Equity Growth is provided to Equity Growth's General Counsel to the effect that such registration is not required as a result of applicable exemptions therefrom;


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                  4.       Equity  Growth's  transfer  agent shall be instructed
                           not to transfer any of the Securities unless the General Counsel for Equity Growth advises it that such transfer is in compliance with all applicable laws;

                  5. The Corporate Information Spokesperson is acquiring the Securities for her own account, for investment purposes only, and not with a view to further sale or distribution; and

                  6. The Corporate Information Spokesperson or her advisors have examined Equity Growth's books and records and questioned its officers and directors as to such matters involving Equity Growth as she deemed appropriate.

         4. In the event that Equity Growth files a registration or notification statement with the Commission or any state securities regulatory authorities registering or qualifying any of its securities for sale or resale to the public as free trading securities, it will notify the Corporate Information Spokesperson of such intent at least 15 business days prior to such filing, and shall, if requested by her, include any shares theretofore issued upon exercise of the Options in such registration or notification statement, provided that the Corporate Information Spokesperson c ooperates in a timely manner with any requirements for such registration or qualification by notification, including, without limitation, the obligation to provide complete and accurate information therefor.

3.2      Benefits

         The Corporate Information Spokesperson shall be entitled to any benefits generally made available to all other employees (rather than to a specified employee or group of employees).

3.3      Indemnification.

         The Consolidated Corporation will defend, indemnify and hold the Corporate Information Spokesperson harmless from all liabilities, suits, judgments, fines, penalties or disabilities, including expenses associated directly, therewith (e.g. legal fees, court costs, investigative costs, witness fees, etc.) resulting from any reasonable actions taken by her in good faith on behalf of the Consolidated Corporation, their affiliates or for other persons or entities at the request of the board of directors of Equity Growth or American Internet, to the fullest extent legally permitted, and in conjunction therewith, shall assure that all required expenditures are made in a manner making it unnecessary for the Corporate Information Spokesperson to incur any out of pocket expenses; provided, however, that the Corporate Information Spokesperson permits Equity Growth to select and supervise all personnel involved in such defense and that the Corporate Information Spokesperson waive any conflicts of interest that such personnel may have as a result of also representing the Consolidated Corporation, their stockholders or other personnel and agrees to hold them harmless from any matters involving such representation, except such as involve fraud or bad faith.


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                                 Article Four
                                Special Covenants

4.1      Confidentiality.

(a) The Corporate Information Spokesperson acknowledges that, in and as a result of her employment hereunder, she will be developing for the Consolidated Corporation, making use of, acquiring and/or adding to, confidential information of special and unique nature and value relating to such matters as the Consolidated Corporation's trade secrets, systems, procedures, manuals, confidential reports, personnel resources, strategic and tactical plans, advisors, clients, investors and funders; consequently, as material inducement to the entry into this Agreement by the Consolidated Corporation, the Corporate Information Spokesperson hereby covenants and agrees that she shall not, at anytime during or following the terms of her employment hereunder, directly or indirectly, personally use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to her as a result of her employment by the Consolidated Corporation, or the Consolidated Corporation's affiliates.

(b) In the event of a breach or threatened breach by the Corporate Information Spokesperson of any of the provisions of this Section 4.1, the Consolidated Corporation, in addition to and not in limitation of any other rights, remedies or damages available to the Consolidated Corporation, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Corporate Information Spokesperson, or by the Corporate Information Spokesperson's partners, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with her.

4.2      Special Remedies.

         In view of the irreparable harm and damage which would undoubtedly occur to the Consolidated Corporation as a result of a breach by the Corporate Information Spokesperson of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect the Consolidated Corporation's interests, the Corporate Information Spokesperson hereby covenants and agrees that the Consolidated Corporation shall have the following additional rights and remedies in the event of a breach hereof:

(a) The Corporate Information Spokesperson hereby consents to the issuance of a permanent injunction enjoining her from any violations of the covenants set forth in Section 4.1 hereof; and

(b) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Consolidated Corporation may sustain prior to the effective enforcement of such injunction,



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         the Corporate  Information  Spokesperson hereby covenants and agrees to pay over to the Consolidated Corporation, in the event she violates the covenants and agreements contained in Section 4.2 hereof, the greater of:

          (i) Any payment or compensation of any kind received by her because of such violation before the issuance of such injunction, or

          (ii) The sum of One Thousand ($1,000.00) Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Consolidated Corporation as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Consolidated Corporation for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Consolidated Corporation from the injury caused by such breaches would be injunctive relief.

4.3      Cumulative Remedies.

         The Corporate Information Spokesperson hereby irrevocably agrees that the remedies described in Section 4.3 hereof shall be in addition to, and not in limitation of, any of the rights or remedies to which the Consolidated Corporation is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4      Acknowledgment of Reasonableness.

         The Corporate Information Spokesperson hereby represents, warrants and acknowledges that she has carefully read and considered the provisions of this Article Four and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Consolidated Corporation, its officers, directors and other employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Corporate Information Spokesperson hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Corporate Information Spokesperson hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties. In determining the nature of this limitation, the Corporate Information Spokesperson hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that this covenant not to compete be imposed and maintained to the greatest extent possible.



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4.5      Unauthorized Acts.

         The Corporate Information Spokesperson hereby covenants and agrees that she will not do any act or incur any obligation on behalf of Equity Growth or American Internet of any kind whatsoever, except as authorized by the board of directors of the subject entity or by its stockholders pursuant to duly adopted stockholder action.

4.6      Covenant not to Disparage

         The Corporate Information Spokesperson hereby irrevocably covenants and agrees that during the term of this Agreement and after its termination, she will refrain from making any remarks that could be construed by anyone, under any circumstances, as disparaging, directly or indirectly, specifically, through innuendo or by inference, whether or not true, about the Consolidated Company, its constituent members, or their officers, directors, stockholders, employees, agent or affiliates, whether related to the business of the Consolidated Company, to other business or financial matters or to personal matters.


                                  Article Five
                                  Miscellaneous

5.1      Notices.

(a) All notices, demands or other communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                   To the Corporate Information Spokesperson:

      Carmen Piccolo: 246 Northeast 30th Street; Boca Raton, Florida 33431;
                            telephone (561) 392-0102;

                  To Equity Growth: Equity Growth Systems, inc.

                           Equity Growth Systems, inc.
                8001 DeSoto Woods Drive; Sarasota, Florida 34243;
                  Telephone (941) 358-8182; Fax (941) 358-8423
            Attention: Charles J. Scimeca, President; with a copy to

                 G. Richard Chamberlin, Esquire; General Counsel
                           Equity Growth Systems, inc.
                  14950 South Highway 441; Summerfield, Florida
            34491 Telephone (352) 694-6714, Fax (352) 694-9178; and,
                           e-mail, GrichardCh@aol.com.



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                              To American Internet:

                    American Internet Technical Center, Inc.
               440 East Sample Road; Pompano Beach, Florida 33056
                     Attention: J. Bruce Gleason, President.
    Telephone (954) 943-4748; Fax (954) 943-4046; e-mail aitc2@bellsouth.net

                                   To Yankees:

                           The Yankee Companies, Inc.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
                   Attention: Leonard Miles Tucker, President
                  Telephone (561) 998-2025, Fax (561) 998-3425;
                       and, e-mail carrington@flinet.com;

         or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

(b) (1) The Parties acknowledge that Yankees serves as a strategic consultant to Equity Growth and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

         (2) Because of the inherent conflict of interests involved, Yankees has advised all of the Parties to retain independent legal and accounting counsel to review this Agreement and its exhibits and incorporated materials on their behalf.

         (c) The decision by any Party not to use the services of legal counsel in conjunction with this transaction shall be solely at their own risk, each Part acknowledging that applicable rules of the Florida Bar prevent Equity Growth's general counsel, who has reviewed, approved and caused modifications on behalf of the Consolidated Corporation, from representing anyone other than the Consolidated Corporation in this transaction.

5.2      Amendment.

(1) No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

(2) This Agreement may not be modified without the consent of a majority in interest of Equity Growth's stockholders.


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5.3      Merger.

(a) This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(b) All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

5.4      Survival.

         The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5      Severability.

         If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

5.6      Governing Law and Venue.

         This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

5.7      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all
         negotiations,   trials  and  appeals,  whether  or  not  litigation  is
         initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

         (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, two by Equity Growth, one by American Internet and three by the Corporate Information Spokesperson.



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




                  (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

         (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, two by Equity Growth, one by American Internet and three by the Corporate Information Spokesperson.

         (3)      (A)      Expenses  of  mediation  shall  be  borne  by  the
                           Consolidated Corporation, if successful.

                  (B)      Expenses  of  mediation,   if  unsuccessful   and  of
                           arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

                  (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne equally by the Parties.

5.8      Benefit of Agreement.

(1) This Agreement may not be assigned by the Corporate Information Spokesperson without the prior written consent of the Consolidated Corporation.

(2) Subject to the restrictions on transferability and assignment contained herein, the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representative, estate, heirs and legatees.

5.9      Captions.

         The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10     Number and Gender.

         All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.


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5.11     Further Assurances.

         The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

5.12     Status.

         Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, agency, or lessor-lessee relationship; but, rather, the relationship established hereby is that of employer-employee in the Consolidated Corporation.

5.13     Counterparts.

(a)      This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

5.14     License.

(a) This Agreement is the property of Yankees and the use hereof by the Parties is authorized hereby solely for purposes of this transaction.

(b) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

(3) This Agreement shall not be more strictly interpreted against any Party as a result of its authorship.




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         In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                              Corporate Information Spokesperson
--------------------------

--------------------------                         ------------------------
                                                        Carmen Piccolo
Dated:   July ___, 1999

                                                    Equity Growth Systems, inc.
                                                      a Delaware corporation
--------------------------

__________________________                   By: ___________________________
                                                  Charles J. Scimeca, President
(CORPORATE SEAL)
                                             Attest:  ________________________
                                                 G. Richard Chamberlin, Esquire
                                                    General Counsel & Secretary
Dated:   July ___, 1999


                                        American Internet Technical Center, Inc.
                                                    a Florida corporation.
--------------------------

__________________________                   By: ___________________________
                                                  J. Bruce Gleason, President
(CORPORATE SEAL)
                                            Attest:  ________________________
                                                           Michael D. Umile
                                             Senior Vice President & Secretary
Dated:   July ___, 1999


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